AXPSM Cash
Management
Fund

2000 ANNUAL REPORT
(PROSPECTUS ENCLOSED)


American
Express (R)
Funds

(icon of) clock


AXP Cash Management Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
EXPRESS (logo)

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A Cache for Cash

Keeping a portion of your investment portfolio in a cash reserve is a cornerstone of a sound financial strategy. And a money market mutual fund that stresses stability of your investment principal and easy access when you need it is an excellent way to meet that need. That's what AXP Cash Management Fund is all about.

AXP CASH MANAGEMENT FUND

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Table of Contents

2000 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                         4
From the Portfolio Manager                4
Fund Facts                                6
Making the Most of the Fund               8
Independent Auditors' Report              9
Financial Statements                     10
Notes to Financial Statements            13
Investments in Securities                21
Federal Income Tax Information           33

ANNUAL REPORT - 2000

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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,



Arne H. Carlson


(picture of) Terry Fettig
Terry Fettig
Portfolio manager

From the Portfolio Manager
AXP Cash Management Fund's yield increased during the fiscal year -- August 1999 through July 2000 -- reflecting a rise in short-term interest rates. For the 12 months, the total return for the Fund's Class A shares was 5.55% and the seven-day yield was 6.15%. (The yield more closely reflects the current earnings of the money market fund than does total return.) In keeping with its objective, the Fund maintained a $1 per share price throughout the period.

AXP CASH MANAGEMENT FUND

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(An  investment in the Fund is not insured or guaranteed by the Federal  Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.)

THE FED RAISES RATES
With the economy continuing to grow at a rapid rate and higher prices showing up in some business sectors, especially oil, the possibility of a sustained upturn in inflation made investors increasingly uneasy during the 12 months. The Federal Reserve evidently shared that concern, as it raised short-term interest rates six times over the period. (By way of background, the Fed adjusts short-term interest rates based largely on the condition of the economy and the inflation outlook. When the economy appears weak and inflation is low, the Fed usually lowers rates to stimulate economic growth. When the economy is especially strong and inflation threatens to pick up, the Fed usually raises rates to reign in economic growth and thereby keep inflation in check.)

In response to the Fed's rate hikes, issuers of commercial paper -- the core of the Fund's investment portfolio -- increased the interest rates on their securities. As these new securities were added to the portfolio, the result was a gradual increase in the Fund's yield. To more readily take advantage of the higher yields that became available, I kept the average maturity of the portfolio relatively short during the period -- in the 30- to 40-day range. That strategy allowed me to add new securities sooner than would have been possible with a longer average maturity.

Looking toward the new fiscal year, the data reflect a moderate upturn in inflation while the economy appears to be slowing down a bit. Therefore, unless upcoming data indicate a change in that condition, I think we'll see somewhat higher short-term interest rates in the months ahead as the Fed maintains its vigilance. In keeping with that outlook, my near-term plan is to stay with the investment approach I employed during the past year.



Terry Fettig

ANNUAL REPORT - 2000

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Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2000                                                 $1.00
July 31, 1999                                                 $1.00
Increase                                                      $ --

Distributions -- Aug. 1, 1999 - July 31, 2000
From income                                                   $0.05
From capital gains                                            $ --
Total distributions                                           $0.05
Total return**                                               +5.55%***
7-day yield                                                  +6.15%****

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2000                                                 $1.00
July 31, 1999                                                 $1.00
Increase                                                      $ --

Distributions -- Aug. 1, 1999 - July 31, 2000
From income                                                   $0.05
From capital gains                                            $ --
Total distributions                                           $0.05
Total return**                                               +4.76%***
7-day yield                                                  +5.39%****

AXP CASH MANAGEMENT FUND

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Class C -- June 26, 2000* - July 31, 2000
(All figures per share)

Net asset value (NAV)
July 31, 2000                                                  $  1.00
June 26, 2000*                                                 $  1.00
Increase                                                       $   --

Distributions -- June 26, 2000* - July 31, 2000
From income                                                    $0.005
From capital gains                                             $   --
Total distributions                                            $0.005
Total return**                                                 +0.63%***
7-day yield                                                    +6.04%****

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2000                                                $  1.00
July 31, 1999                                                $  1.00
Increase                                                     $   --

Distributions -- Aug. 1, 1999 - July 31, 2000
From income                                                  $  0.05
From capital gains                                           $   --
Total distributions                                          $  0.05
Total return**                                                +5.56%***
7-day yield                                                   +6.16%****


    * Inception date.

   ** Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

  *** The total return is a hypothetical investment in the Fund with all distributions reinvested.

 **** The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation.

ANNUAL REPORT - 2000

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Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10  $8   $6             $7
$ 5                   $4   $4

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
$100 invested per month. Total invested: $600.

*Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

AXP CASH MANAGEMENT FUND

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The  financial   statements   contained  in  Post-Effective   Amendment  #52  to
Registration Statement No. 2-54516 filed on or about September 26, 2000, are incorporated herein by reference.

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Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Cash Management Fund Fiscal year ended July 31, 2000

Class A

Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                 Per share

Aug. 26, 1999                                 $0.00417
Sept. 23, 1999                                 0.00365
Oct. 25, 1999                                  0.00396
Nov. 23, 1999                                  0.00425
Dec. 22, 1999                                  0.00419
Jan. 24, 2000                                  0.00466
Feb. 24, 2000                                  0.00488
March 24, 2000                                 0.00432
April 24, 2000                                 0.00428
May 24, 2000                                   0.00518
June 22, 2000                                  0.00467
July 24, 2000                                  0.00504
Total distributions                           $0.05325

ANNUAL REPORT - 2000

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Class B

Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                 Per share

Aug. 26, 1999                                 $0.00349
Sept. 23, 1999                                 0.00308
Oct. 25, 1999                                  0.00334
Nov. 23, 1999                                  0.00361
Dec. 22, 1999                                  0.00360
Jan. 24, 2000                                  0.00402
Feb. 24, 2000                                  0.00420
March 24, 2000                                 0.00372
April 24, 2000                                 0.00370
May 24, 2000                                   0.00450
June 22, 2000                                  0.00407
July 24, 2000                                  0.00443
Total distributions                           $0.04576

Class C

Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                 Per share

July 24, 2000                                 $0.00456
Total distributions                           $0.00456

AXP CASH MANAGEMENT FUND

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Class Y

Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                 Per share

Aug. 26, 1999                                 $0.00418
Sept. 23, 1999                                 0.00366
Oct. 25, 1999                                  0.00397
Nov. 23, 1999                                  0.00426
Dec. 22, 1999                                  0.00421
Jan. 24, 2000                                  0.00467
Feb. 24, 2000                                  0.00490
March 24, 2000                                 0.00433
April 24, 2000                                 0.00429
May 24, 2000                                   0.00519
June 22, 2000                                  0.00468
July 24, 2000                                  0.00505
Total distributions                           $0.05339

ANNUAL REPORT - 2000

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American
Express (R)
Funds

AXP Cash Management Fund
70100 AXP Financial Center
Minneapolis, MN 55474


AMERICAN
EXPRESS (logo)

S-6320 T (9/00)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.



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STATEMENT OF DIFFERENCES

Difference                                       Description

1)   The layout is different                     1)  Some of the layout in the
     throughout the annual report.                   annual report to
                                                     shareholders is in two
                                                     columns.

2)   There are pictures, icons                   2)  Each picture, icon and
     and graphs throughout the                       graph is described in
     annual report.                                  parentheses.